UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:   April 24, 2000




                         THE SOUTH FINANCIAL GROUP, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)
                     (formerly Carolina First Corporation)




   South Carolina                    0-15083                   57-0824914
(State of other juris-             (Commission                (IRS Employer
diction of incorporation)           File Number)          Identification Number)


         102 South Main Street, Greenville, South Carolina      29601
         (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code:  (864) 255-7900




                   The Exhibit Index appears on page 4 hereof.





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ITEM 5.  OTHER EVENTS
         ------------

     On April 19, 2000, the shareholders of Carolina First Corporation ("CFC") approved the amendment of CFC's articles of incorporation to change CFC's name to The South Financial Group, Inc. CFC has filed articles of amendment with the Secretary of State of South Carolina to effect this name change. On April 24, 2000, the name change was effective and the stock (formerly traded on the Nasdaq National Market under the symbol "CAFC") began to be traded on the Nasdaq National Market under the new symbol "TSFG".

     See attached Press Release.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

(a)  Financial Statements of the Businesses Acquired. Not Applicable

(b)  Pro Forma Financial Information.  Not Applicable

(c)  Exhibits.

         99.1     Press Release















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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     CAROLINA FIRST CORPORATION



April 25, 2000                       By:  /s/ William S. Hummers III
                                          ----------------------------------
                                          William S. Hummers III
                                          Executive Vice President













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                                  EXHIBIT INDEX
                                  -------------

EXHIBIT

         99.1     Press Release



















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